UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

AMERICAN BATTERY MATERIALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41594	22-3956444
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 West Putnam Ave., Suite 400
Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 998-7962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLTH	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

American Battery Materials, Inc. (the “Company”)

November 21, 2024

Item 8.01 Other Events.

The Company has received necessary agency approvals to reenter the Peterson Fed 88-21P well bore in southeast Utah.

The Bureau of Land Management (BLM) and the Utah Department of Natural Resources Division of Oil, Gas, and Mining (DOGM) reviewed the submission and concluded that the Company’s Notice met regulations required to reenter the well. The company has also to secure a financial guarantee in the form of a bond in order to begin work.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY MATERIALS, INC.

Date: November 21, 2024	By:	/s/ David E. Graber
David E. Graber
Chief Executive Officer

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